UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

First Capital, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
N/A
(2) Aggregate number of securities to which transaction applies:
N/A
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A
(4) Proposed maximum aggregate value of transaction:
N/A
(5) Total fee paid:
N/A
☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
N/A
(2) Form, Schedule or Registration Statement No.:
N/A
(3) Filing Party:
N/A
(4) Date Filed:
N/A

Dear Shareholder:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on May 27, 2015. According to our records, we have not yet received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning the enclosed proxy in the envelope provided. You can also vote by telephone or the internet by following the instructions on the proxy card.

Our Board of Directors unanimously recommends a “FOR” vote on all proposals.

Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.

Sincerely,

/s/ William W. Harrod
William W. Harrod
President and Chief Executive Officer

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02189B 4 2 D V + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain 2. The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2015. For Against Abstain 3. The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Kathryn W. Ernstberger 04 - Carolyn E. Wallace 02 - William I. Orwick, Sr. 03 - Kenneth R. Saulman 1. Election of Directors: For Withhold For Withhold For Withhold IMPORTANT ANNUAL MEETING INFORMATION MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 2 3 4 2 9 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Standard Time, on May 27, 2015. Vote by Internet • Go to www.investorvote.com/FCAP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. Notice of 2015 Annual Meeting of Shareholders 220 Federal Drive, Corydon, Indiana 47112 Proxy Solicited by Board of Directors for Annual Meeting – May 27, 2015 William Harrod and Gerald Uhl, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of First Capital, Inc. to be held on May 27, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Kathryn W. Ernstberger, William I. Orwick, Sr., Kenneth R. Saulman and Carolyn E.Wallace For item 2 The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2015 and FOR item 3 The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Proxy — First Capital, Inc qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q